SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 25, 2005


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

VSE CORPORATION

Item 2.02  Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated April 26, 2005 announcing the consolidated financial results for the three months ended March 31, 2005.

Item 8.01  Other Events

Attached hereto as Exhibit 99.2 is a copy of the Registrant's news release dated April 25, 2005 announcing the award to the Registrant of a $544 million indefinite delivery, indefinite quantity, cost-plus-award-fee contract from the U.S. Navy for services in support of U.S. Navy ships that are bought, sold, or otherwise transferred through the Foreign Military Sales (FMS) program to FMS customers.

Item 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit
              Number
              ------
               99.1 News Release, April 26, 2005 entitled "VSE Reports First Quarter 2005 Results"

               99.2 News Release, April 25, 2005 entitled "VSE Wins Ship Transfer Contract"

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  April 28, 2005
                                         /s/ T. R. Loftus
                                         -------------------------------
                                         T. R. Loftus
                                         Senior Vice President and
                                         Chief Financial Officer